Interim Condensed Consolidated Balance Sheets - USD ($)	Mar. 31, 2026	Sep. 30, 2025
Current assets:
Accounts receivable, net	$ 219,068	$ 64,180
Cash & Cash equivalent	4,978
Total current assets	224,046	64,180
Non-current assets:
Intangible assets	412,019	368,951
Deferred tax assets
Total non-current assets	412,019	368,951
Total assets	636,065	433,131
Current liabilities:
Tax payable	27,320	19,508
Total current liabilities	199,828	207,924
SHAREHOLDERS’ EQUITY
Subscription receivables	(750)	(750)
Additional paid-in capital	197,791	1,282
Retained earnings	238,196	223,925
Total shareholders’ equity	436,237	225,207
Total liabilities and shareholders’ equity	636,065	433,131
Common Class A [Member]
SHAREHOLDERS’ EQUITY
Common stock, value	800	550
Common Class B [Member]
SHAREHOLDERS’ EQUITY
Common stock, value	200	200
Related Party [Member]
Current liabilities:
Amounts due to related parties	$ 172,508	$ 188,416